                                                               Exhibit (10)(f)(2)

                              COMMITMENT AND ACCEPTANCE

     This Commitment and Acceptance (this "Commitment and Acceptance"), dated as of July 21, 2003, is entered into among the parties listed on the signature pages hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

                                PRELIMINARY STATEMENTS

     Reference is made to that certain Credit Agreement dated as of July 26, 2000 by and among West Pharmaceutical Services, Inc. (the "Company"), the direct and indirect subsidiaries of the Company party thereto, the several banks and other financial institutions party thereto (collectively, the "Banks") and PNC Bank,
National Association, as Agent (in such capacity, the "Agent") for the Banks (as amended, modified, supplemented or restated from time to time, the "Credit Agreement").

     Pursuant to Section 2.14(e) of the Credit Agreement, the Borrowers have requested an increase in the 364 Day Commitments from $44,537,037.04 to $55,000,000
(the "Requested Increase").  Such increase in the aggregate 364 Day Commitments is to become effective on July 21, 2003 (the "Increase Date").  In connection with such requested increase in the aggregate 364 Day Commitments, the Borrowers, the
Agent and Manufactures and Traders Trust Company (the "Additional 364 Day Bank")
hereby agree as follows:

      1.  ADDITIONAL 364 DAY BANK'S COMMITMENT.  Effective as of the Increase Date,
the Additional 364 Day Bank shall become a party to the Credit Agreement as a 364
Day Bank, shall have (subject to the provisions of Sections 2.14(e) and 9.6(j) of the Credit Agreement) all of the rights and obligations of a 364 Day Bank thereunder, shall be bound by the terms and provisions thereof and shall thereupon have a 364
Day Commitment under and for purposes of the Credit Agreement in an amount equal to the amount set forth opposite its name on the signature page hereof.

     2.   REPRESENTATIONS AND AGREEMENTS OF ADDITIONAL 364 DAY BANK.  The Additional
364 Day Bank hereby (i) represents and warrants that it is legally authorized to enter into this Commitment and Acceptance, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by it and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment a
Acceptance, (iii) agrees that it will, independently and without reliance upon the
Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, toget perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a 364 Day Bank, (vi)
agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vii) confirms that none of the funds, monies, assets or other consideration being used to make the commitment and acceptance hereunde are "plan assets" as defined under ERISA and that its rights, benefits and inte if applicable, attaches the forms prescribed by the Internal Revenue Service o the United States certifying that it is entitled to receive payments under the
Loan Documents without deduction or withholding of any United States federal income taxes.

    3.   REPRESENTATIONS OF BORROWER.  Each of the Borrowers hereby represent
Event of Default existed and (b) the Increase Date (i) no Default or Event of
Default shall have occurred and then be continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

    4.   AGENT'S FEE.  On or before the Increase Date, the Borrowers shall pay to the Agent an administrative fee in the amount of $3,000.00.

    5.   GOVERNING LAW.  This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the Commonwealth of Pennsylvania.

    6.   NOTICES.  For the purpose of notices to be given under the Credit Agreement, until notice of a change is delivered, the address of the Additional 364 Day Bank shall be the address set forth in Schedule 1.

      IN WITNESS WHEREOF, the parties hereto have executed this Commitment and
Acceptance by their duly authorized officers as of the date first above written.

                               WEST PHARMACEUTICAL SERVICES, INC.

                               By: _________________________________________
                               Name:  ______________________________________
                               Title:  _____________________________________

                               WEST PHARMACEUTICAL SERVICES, OF FLORIDA, INC.

                               By: _________________________________________
                               Name:  ______________________________________
                               Title:  _____________________________________

                               WEST PHARMACEUTICAL SERVICES LAKEWOOD, INC.

                               By: ________________________________________
                               Name: ______________________________________
                               Title: _____________________________________

                               WEST PHARMACEUTICAL SERVICES GROUP LIMITED

                               By: _______________________________________
                               Name: _____________________________________
                               Title: ____________________________________

                               PACO LABORATORIES, INC.

                               By: _______________________________________
                               Name: _____________________________________
                               Title: ____________________________________

                               WEST PHARMACEUTICALS SERVICES CANOVANAS, INC.

                               By:_________________________________________
                               Name:_______________________________________
                               Title:______________________________________

                               WEST PHARMACEUTICAL SERVICES OF
                               DELAWARE, INC.

                               By:_________________________________________
                               Name:_______________________________________
                               Title:______________________________________

                               WEST PHARMACEUTICAL SERVICES
                               VEGA ALTA, INC.

                               By:_________________________________________
                               Name:_______________________________________
                               Title:______________________________________

                               WEST PHARMACEUTICAL CLEVELAND, INC.

                               By:_________________________________________
                               Name:_______________________________________
                               Title:______________________________________

                               PNC BANK, NATIONAL ASSOCATION, as Agent

                               By: ________________________________________
                               Name: ______________________________________
                               Title: _____________________________________

  ADDITIONAL 364 DAY           MANUFACTURERS AND TRADERS TRUST COMPANY
  BANK'S COMMITMENT
                               By: ________________________________________
  $10,462,962.96
                               Name: ______________________________________
                               Title: _____________________________________

                                SCHEDULE 1

                       TO COMMITMENT AND ACCEPTANCE

                     ADMINISTRATIVE INFORMATION SHEET

Attach Administrative Information Sheet for Additional 364 Day Bank